RYDEX|SGI SERIES FUNDS
H-CLASS SHARES SUMMARY PROSPECTUS
August 1, 2011

Asset Allocation Funds

All-Asset Conservative Strategy Fund (H-Class: RYEPX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 800.820.0888 or by sending an email to: sservices@sg-investors.com. The Fund’s Prospectus and SAI, each dated August 1, 2011, and the Fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

ALL-ASSET CONSERVATIVE STRATEGY FUND

INVESTMENT OBJECTIVE – The All-Asset Conservative Strategy Fund (the “Fund”) seeks to primarily provide preservation of capital and, secondarily, long-term growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None
Distribution (12b-1) Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.43%

Total Annual Fund Operating Expenses*	1.43%

*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$146	$452	$782	$1,713

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund’s asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the underlying funds listed below. Unless otherwise noted, each underlying fund listed below is a series of the Trust.

•	Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, and Small Cap Growth Fund (the Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund and Small Cap Growth Fund are separate series of Security Equity Fund)

•	Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, High Yield Series, U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (the High Yield Series and U.S. Intermediate Bond Series are separate series of Security Equity Fund)

•	International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Global Fund (the Global Fund is a series of the Security Equity Fund)

•	Alternatives and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds (“ETFs”), other pooled investment vehicles, and derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Commodity-Linked Derivative Investment Risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Conflicts of Interest Risk – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

Counterparty Credit Risk – The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund or the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

Credit Risk – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument in which the Fund or underlying fund invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Currency Risk – The Fund’s and certain of the underlying funds’ indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund’s and certain of the underlying funds’ investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Energy Sector Concentration Risk – To the extent that certain of the underlying funds’ investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

Exchange-Traded Notes (ETNs) Risk – Certain of the underlying funds may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Fixed Income Risk – An underlying fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, an underlying fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Fund of Funds Risk – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

Geographic Concentration in Europe Risk – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the NAV of the Fund could decline more dramatically as a result of adverse events affecting Europe.

Geographic Concentration in Japan Risk – Targeting Japan could hurt certain of the underlying funds’ performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market.

Growth Stocks Risk – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

High Yield Risk – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Income Risk – Income risk involves the potential for a decline in the yield of certain of the Fund’s investments, including stocks, bonds, ETFs, and Unit Investment Trusts (“UITs”). For example, interest and/or dividend income produced by certain of the Fund’s investments will vary over time, which may cause the Fund’s value to fluctuate.

Industry and Real Estate Sector Concentration Risk – The risk of concentrating certain of the underlying funds’ investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds’ investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

Interest Rate Risk – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Investment in the Subsidiary Risk – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund and certain of the underlying funds, such as the Fund’s and underlying funds’ use of derivatives and other commodity-linked financial instruments to seek to achieve their respective investment objectives, may be considered aggressive. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Issuer Specific Risk – A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

Large-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk – The Fund achieves leveraged exposure generally, and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The Fund’s and underlying funds’ investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the use of such instruments may be an integral part of certain underlying funds’ investment strategies, the use of such instruments may expose the underlying fund and thus, the Fund, to potentially dramatic losses or gains in the value of their respective portfolios. Leverage also will have the effect of magnifying tracking error.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds’ ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Stable Price Per Share Risk – Certain of the underlying funds’ assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

Tax Risk – Certain of the underlying funds currently gain most of their exposure to the commodities markets through their investments in wholly-owned subsidiaries, which may invest in commodity-linked derivative instruments and other similar instruments in compliance with private letter rulings issued by the Internal Revenue Service to certain of the underlying funds. To the extent the an affiliated underlying fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Tracking Error Risk – The Advisor may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

Value Stocks Risk – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the Synthetic All-Asset Conservative Strategy Benchmark, the composition of which is representative of the industry standard for a conservative investment portfolio. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below for H-Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2011 through June 30, 2011 is 2.94%.

Highest Quarter Return (quarter ended 9/30/2009) 8.60%	Lowest Quarter Return (quarter ended 3/31/2009) -9.14%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2010)

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past	Since Inception
H-CLASS SHARES	1 Year	(06/30/2006)

Return Before Taxes	7.50%	3.41%
Return After Taxes on Distributions	7.17%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.87%	2.49%
Synthetic All-Asset Conservative Strategy Benchmark (reflects no deduction for fees, expenses or taxes)	10.53%	5.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.94%

MANAGEMENT

INVESTMENT ADVISOR – Security Investors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of Rydex Investments. Mr. Byrum has been associated with Rydex Investments since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Investments since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Investments since 2004.

PURCHASE AND SALE OF FUND SHARES – The minimum initial investment amounts for H-Class accounts held through a third party (e.g., a brokerage account) are:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

H-Class accounts held directly at Rydex|SGI (other than those that are managed by financial professionals) are subject to a minimum account balance of $25,000 for non-managed accounts (including retirement accounts). Accounts managed by financial professionals are not subject to minimum account balance requirements. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION – Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES – If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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P.O. BOX 758567
TOPEKA, KS 66675-8567
800.820.0888
www.rydex-sgi.com

SUMAACH-0811x0812